                                                                   Exhibit 10.15

SDRC     SDRC  Operations, Inc.
         2000 Eastman Drive                       Agreement No. ________________
         Milford, Ohio 45150-2789

                  MASTER SOFTWARE LICENSE AND SERVICE AGREEMENT

SDRC OPERATIONS, INC. ("SDRC") AND

CUSTOMER  Clark Material Handling
         -----------------------------------------------------------------------
ADDRESS   749 West Short Street
          ----------------------------------------------------------------------
CITY      Lexington                 STATE    KY    ZIP   40508
          ------------------------- -------------  -----------------------------

This Agreement shall consist of the terms and conditions contained in the Schedules listed below which are designated by Customer's Initials and a Licensed Software Designation Agreement executed by SDRC and Customer referencing the Agreement Number cited above. Additional SDRC software and services may be ordered from time-to-time by Customer's execution of a supplemental Licensed Software Designation Agreement referencing the Agreement Number cited above, and upon execution by SDRC of such supplemental Licensed Software Designation Agreement, such future orders shall be governed by the terms and conditions referenced herein.

Terms and Conditions                                         Customer's Initials

o Standard Annual Software License Schedule                   _______________

o Standard Extended Term Software License Schedule            _______________

o Maintenance and Support Schedule                            _______________

o Services Schedule                                           _______________

===============================================================================

This Agreement, together with the terms and conditions incorporated by reference, contains the entire understanding of SDRC and Customer and supersedes all prior written or oral communications between the parties with respect to the subject matter hereof. This Agreement does not operate as an acceptance of any conflicting terms and conditions and shall prevail over any conflicting provisions of any purchase order of Customer or any other instruments, it being understood that any purchase order issued by Customer shall be for Customer's convenience only and shall not be made a part of this Agreement. Deviations from these terms and conditions shall not be valid unless specifically agreed to in writing by an authorized employee of SDRC. By executing this Agreement below, Customer acknowledges that it has reviewed the terms and conditions incorporated into this Agreement and agree to be legally bound by same. Customer may not assign any of its rights or obligations under this Agreement. This Agreement shall be governed by, Subject to and construed in accordance with the laws of the State of Ohio.

================================================================================
CUSTOMER_______________________________       SDRC Operations, Inc.
BY_____________________________________       BY________________________________
NAME __________________________________       NAME______________________________
TITLE__________________________________       TITLE_____________________________
DATE___________________________________       DATE______________________________

SDRC SDRC Operations, Inc.
          2000 Eastman Drive                      Agreement No. ________________
          Milford, Ohio 45150-2789

                STANDARD EXTENDED TERM SOFTWARE LICENSE SCHEDULE

Customer    Clark Material Handling         Address    749 West Short Street
            -----------------------------              -------------------------
                                                       Lexington, KY 40508
                                                       -------------------------

1.   Definitions

     1.1 Licensed Programs(s) means the executable code version of the SDRC software designated by Customer in the Licensed Software Designation Agreement and any related documentation.

     1.2 Computer System means the computer hardware equipment on which Customer has elected to install and/or execute Licensed Program(s).

2.   License Fee:

     2.1 The extended term license fee is the aggregate of the fees stated in the Licensed Software Designation Agreement for each Licensed Program selected by Customer.

     2.2 The fee shall be due and payable on the date the Licensed Program(s) are shipped.

3    License Grants:

     3.1 Licensed Program(s), including any documentation relating to or describing such Licensed Program(s) such as, but not limited to, user manuals, now or hereafter provided by SDRC, are furnished to Customer under a non-exclusive, non-transferable license solely for Customer's own use on the single designated Computer System on which each Licensed Program is first installed. The Licensed Program(s) may only be copied with the proper inclusion of SDRC's copyright notice for use on such single Computer System for archival and back-up purposes. The Licensed Program(s) may not be reverse compiled, disassembled or otherwise reverse engineered.

     3.2 If Customer is unable to operate the Licensed Program(s) on the Computer System due to equipment malfunction, the Licensed Program(s) may be transferred temporarily to another Computer System during the period of equipment malfunction.

4.   Installation:

          Customer shall install the Licensed Program(s) only on Customer's Computer System designated on the Licensed Software Designation Agreement.

5.   Title:

          No title to or ownership in the Licensed Program(s) is transferred to Customer. Title to and all applicable rights in patents, copyrights and trade secrets in the Licensed Program(s) shall remain in SDRC or third parties from whom SDRC has obtained rights to license the Licensed Program(s). Licensed Program(s) provided hereunder, including the ideas, concepts, know-how and technology contained therein, are proprietary and confidential to and contain trade secrets of SDRC or third parties from whom SDRC has obtained rights to license the Licensed Program(s), and Customer agrees to be bound by and observe the proprietary, confidential and trade secret nature thereof as herein provided. Customer agree to take appropriate action by instruction or agreement with its employees who are permitted access to the Licensed Program(s) to fulfill its obligations hereunder. Except as may be permitted in writing by SDRC, Customer shall not provide or otherwise make available, the Licensed Program(s) or copies thereof to any third party.

6.   Term and Termination:

     6.1 The terms of each license granted hereunder shall commence on the date the extended term license fee is due and payable by Customer and shall continue until such time as Customer discontinues use of the Licensed Program(s) on the Computer System specified above, but otherwise shall be without restriction as to time.

     6.2 SDRC shall have the right to terminate Customer's license if Customer fails to comply with these license terms and conditions. SDRC shall give written notice to Customer of any such default and if the default is not remedied within 30 days after such notice, the license shall terminate.

     6.3 Customer agrees, upon expiration of the license term or upon termination by reason of Customer's default, to immediately return or destroy the Licensed Program(s) and copies thereof as directed by SDRC, and, if requested by SDRC, to certify in writing as to the destruction or return of the Licensed Program(s) and all copies thereof.

7.   Warranty:

     7.1 SDRC WARRANTS THAT FOR A PERIOD OF 90 DAYS AFTER DELIVERY OF LICENSED PROGRAM(S) TO CUSTOMER, THE LICENSED PROGRAM(S) WILL PERFORM IN ACCORDANCE WITH THE SDRC USER DOCUMENTATION. IN THE EVENT THE LICENSED PROGRAM(S) DO NOT PERFORM IN ACCORDANCE WITH THE USER DOCUMENTATION, THEN DURING THE 90 DAY WARRANTY PERIOD SDRC SHALL AT ITS OPTION (I) CORRECT ANY VARIANCE BETWEEN LICENSED PROGRAM(S) PERFORMANCE AND LICENSED PROGRAM(S) USER DOCUMENTATION; (II) REPLACE THE LICENSED PROGRAM(S) MEDIA. THE FOREGOING SHALL BE CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR ERROR OR DEFECT IN THE LICENSED PROGRAM(S).

     7.2 THE ABOVE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WHICH WARRANTIES ARE HEREBY DISCLAIMED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.   Patent and Copyright Indemnification:

          SDRC hall defend any action, suit or proceeding brought against Customer in so far as it is based on a claim that the Licensed Program(s) delivered hereunder infringe any United States patent or copyright issued or registered as of the date of this Agreement, provided that SDRC is promptly notified by Customer of the action and given full authority , information and assistance (at SDRC's expense) for the defense of the action. SDRC shall pay all damages and costs awarded therein against Customer, but shall not be responsible for any compromise made without its consent. SDRC may, at its option and expense, revoke or modify the Licensed Program(s) so that infringement will not exist or refund to Customer the price thereof as depreciated or amortized by an equal annual amount over the lifetime of the Licensed Program(s) as established by SDRC. SDRC's commitment shall not extend to any infringement or claim thereof which is based upon the combination of the Licensed Program(s) delivered hereunder with software not supplied by SDRC.

9.   Use of Licensed Program(s) and Limitation of Liability:

     9.1 Customer shall retain full control over the use of the Licensed Program(s) and any modifications or enhancements thereof as well as Customer's use of any recommendations provided by SDRC during the course of providing services under any other Schedule of this Agreement. Accordingly Customer agrees to be solely responsible for the design, repair and configuration of Customer's equipment, machinery, systems and/or products. Customer assumes all risks and liability for results obtained by the use or implementation of the designs in any way influenced by the use of the Licensed Program(s) or the provision of services, whether such designs are used singly or in combination with other designs or products. Customer agrees that SDRC shall have no liability to Customer or to any third party for any ordinary, special or consequential damages or losses which might arise directly or indirectly by reason of Customer's use of the Licensed Program(s) or the provision of services. Customer shall protect, indemnify, hold harmless and defend SDRC of and from any loss, costs, damage or expense, including any attorney's fees, arising out of any claim asserted against SDRC that is in any way associated with the matters set forth in this Paragraph 9.1.

     9.2 With respect to any claim not subject to Section 9.1, the liability of SDRC for any claim hereunder, regardless of the form of action, whether in contract or tort, including claims of negligence against SDRC, shall be limited to the total of all amounts Customer has paid to SDRC for the Licensed Program(s) or services that are alleged to have caused damages or that is related to the cause of action. In no event shall SDRC be liable for any incidental or consequential damages including, without limitation, loss of use, loss of profits or other consequential damages, even if SDRC has been advised of the possibility of such damages. No action, regardless of form, arising out of the transactions under this Agreement may be brought by Customer more than two years after the cause of action has occurred.

10.  Maintenance and Support:

          Customer may elect to order from SDRC maintenance and support under the terms and conditions of the Maintenance and Support Schedule,

11.  Proprietary Right:

          Information and data supplied by SDRC with the Licensed Program(s) delivered hereunder, such as, but not limited to, user manuals and documentation, are confidential and proprietary to SDRC and contain trade secrets of SDRC. Such information and data are furnished solely to assist Customer in the installation, operation and use of the Licensed Program(s). All such confidential and proprietary information and data shall be so marked and Customer agrees to abide by the terms of such markings and not to reproduce or copy such data except as is reasonably necessary for proper use of the Licensed Program(s).

12.  Export:

     12.1 Customer acknowledges that the Licensed Program(s) provided hereunder may be subject to export controls. Customer agrees that any Licensed Program(s) licensed hereunder will not be exported (or reexported from the country where it was first installed), directly or indirectly, separately or as a part of a system, without Customer, at its own cost, fort obtaining all licenses from the United States Department of Commerce and any other appropriate agency of the United States Government as may be required by law.


     12.2 Customer acknowledges and agrees that it shall not use the Licensed Program(s) in the design, development, production, stockpiling or use of missiles, or chemical or biological weapons nor shall it use the Licensed Program(s) for facilities which are intended to produce chemical weapons or chemical weapon precursors, unless a validated export license is obtained from the United States Department of Commerce where required.

     12.3 Customer further acknowledges and agrees that it shall not use the Licensed Program(s) either directly or indirectly to design, develop, fabricate or test nuclear weapons or nuclear explosive devices or to design, construct, fabricate, operate or construct components for facilities: for the chemical processing of irradiated special nuclear or source material: for the production of heavy water; for the separation of isotopes of sources and special nuclear material, or for the fabrication of nuclear reactor fuel containing plutonium unless a validated export license is obtained from the United States Department of Commerce where required.

13.  Taxes:

          The license fees and any other amounts payable pursuant to this Agreement are exclusive of all national, state, regional, local, municipal or other taxes and fees including, but not limited to, excise, sales, use, property, ad valorem, intangible, goods and services and value added taxes, customs duties and registration fees, now in force or enacted in the future, and all such taxes and fees, except taxes based on SDRC's net worth, capital or net income shall be paid directly by the Customer, or if paid by SDRC, Customer will reimburse SDRC.

14.  Notice:

          All notices required to be given hereunder shall be in writing. Notice shall be considered delivered and effective upon receipt when sent by registered or certified mail, return receipt requested, addressed to the parties as set forth above. Either party, upon written notice to the other, may change any name or address to which future notice shall be sent.

15.  Uncontrollable Circumstances:

          If the performance of any part of this Agreement by SDRC or Customer is prevented or delayed by acts of civil or military authority, flood, fire, epidemic, war or riot, or other acts beyond the reasonable control of either party, the party affected shall be excused from such performance only during the continuance of any such event; provided however, that if such delay in performance extends for more than 60 days, the other party, at its discretion, upon giving written notice, may terminate this Agreement.

16.  Regulations for Federal Acquisition:

          If Customer is a unit or agency of the United States Government, the following provisions apply:

          (i) if the Licensed Program(s) are supplied to the Department of Defense (DOD), the Licensed Program(s) are classified as commercial Computer Software and the Government is obtaining only "restricted rights" in the Licensed Programs(s) and its documentation as that term is defined in Clause 252.227-7013(c)(l)of the DFARS; and (ii) if the Licensed Program(s) are supplied to any unit or agency of the United States Government other than DOD, the Government's rights in the Licensed Program(s) and its documentation will be as defined in Clause 52.227-19(c)(2) of the FAR or, in the case of NASA, in Clause 18-52.227-86(d) of the NASA Supplement to the FAR.

17   General:

     17.1 Customer may not assign any of its obligations, rights or remedies hereunder and any such attempted assignment shall be null and void.

     17.2 Customer shall not in any manner or form disclose, provide or otherwise make available, in whole or in part, any Licensed Program(s) and/or documentation to any third parties.

     17.3 The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder. This Schedule constitutes the entire terms and conditions between the parties with respect to the subject licensing of the Licensed Program(s) on an extended term basis and supersedes all proposals, all previous negotiations and agreements, written or oral, express or implied, between the parties with respect to the license.

     17.4 The terms and provisions contained in Sections 5,9, 11 and 12 shall survive the termination of this Agreement.

     17.5 This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Ohio.

SDRC SDRC  Operations, Inc.
     2000 Eastman Drive                         Agreement No. ________________
     Milford, Ohio 45150-2789

                        MAINTENANCE AND SUPPORT SCHEDULE

Customer  Clark Material Handling           Address  749 West Short Street
          -----------------------------              ---------------------------
                                                     Lexington, KY 40508
                                                     ---------------------------

The following are the terms and conditions under which SDRC agrees to furnish and Customer agrees to accept Software maintenance and support services for the Licensed Program(s) listed on the Licensed Software Designation Agreement under the Agreement cited above.

I.   Eligibility requirements

     Services under this Schedule are applicable only to SDRC Licensed
     Program(s).

II. Customer may purchase Maintenance and Support services for the Licensed Program(s) by indicating on the Master Software License and Service Agreement that it desires same (such services are automatically furnished as part of any annual license). All such services shall be upon the following terms and conditions:

1.   Maintenance:

     SDRC shall correct any material variance between Licensed Program(s) performance and Licensed Program(s) user manual description, including the correction of documentation and/or software codes. SDRC shall distribute to Customer corrected Licensed Program(s) as soon as they are available. SDRC will respond to Customer's request for service within a reasonable time considering all circumstances at the time of the request, including the nature of the service required.

     SDRC shall distribute to Customer those enhancements to the Licensed Program(s) released without restrictions by SDRC to other licensees. Enhancements include:

     a.   Licensed Program(s) Enhancements:

          Versions of Licensed Program(s) which encompass improvements, extensions, and other changes which SDRC, in its discretion, deems to be logical improvements or extensions of the original Licensed Program(s) supplied to Customer.

     b.   Documentation:

          Updates and extensions or amendments of user documentation of the Licensed Program(s).

     c.   System Updates:

          Customer acknowledges that certain Licensed Program(s) enhancements may require either additional hardware or hardware updates, with respect to the Customer's original computer system, in order for Customer to gain the full benefits of said enhancements. All costs and responsibilities for such new or additional hardware shall be borne solely by Customer.

     2.   Support:

          SDRC shall provide telephone service to Customer for the purpose of assisting Customer with the application of SDRC Licensed Program(s). (Telephone service is defined as "answering questions requiring a nominal amount of time, usually during the same telephone call.") Visits either to the SDRC site by Customer, or to Customer's site by SDRC and services in addition to telephone service will be charged at SDRC's then current labor rates plus expenses. Customer will be informed in advance of incurring any charges.

          Fees:

     3. Customer shall pay to SDRC an annual fee in advance for other services set forth in this Schedule. There shall be no charge for this service for an Annual License of the Licensed Program(s).

     4.   Term:

          The right to receive Maintenance and Support pursuant to an extended term license shall be for ____(____) months, but in no event shall any term be for more than twenty-four (24) months.

III. Warranty and Limitation of Liability


     1. EXCEPT AS STATED IN THE APPLICABLE LICENSE SCHEDULE, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES RESPECTING THE AGREEMENT, THIS SCHEDULE AND THE SERVICES PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE WARRANTIES AND REMEDIES SET FORTH IN THE APPLICABLE LICENSE SCHEDULE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS OR IMPLIED.

     2. SDRC will not be liable for any failure or delay in performance due in whole or in part to any cause beyond SDRC's reasonable control. SDRC's liability in connection with the provision of Licensed Program enhancements, corrected versions of the Licensed Program(s) or services hereunder shall be subject to Section 9 of the Standard Extended Term Software License Schedule or the Standard Annual Software License Schedule as applicable to the Licensed Program(s).

IV.  General

     1. Customer may not assign any of its obligations, rights or remedies under this Schedule and any such attempted assignment shall be null and void.

     2. The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

     3. Customer agrees that SDRC may perform such tests as SDRC shall deem necessary to monitor compliance with applicable software licenses at any time, with or without notice, during normal business hours.

SDRC SDRC  Operations, Inc.
     2000 Eastman Drive                          Agreement No. ________________
     Milford, Ohio 45150-2789

                                SERVICES SCHEDULE

1.   Services:

     SDRC shall provide Customer with the Services set out in the Licensed Software Designation Agreement. Amendments to the Licensed Software Designation Agreement shall be agreed to in writing by both parties. Before any amendments to the Licensed Software Designation Agreement are implemented, all changes in the price necessitated by such amendments shall be agreed to in writing.

2.   Fees and Costs:

     2.1 Customer shall pay SDRC for the Services, the fees and costs set out in the Licensed Software Designation Agreement.

     2.2 Fees and costs are due and payable by Customer upon receipt of invoice.

     2.3 The license fees and any other amounts payable pursuant to this Agreement are exclusive of all national, state, regional, local, municipal or other taxes and fees including, but not limited to, excise, sales, use, property, ad valorem, intangible, goods and services and value added taxes, customs duties and registration fees, now in force or enacted in the future, and all such taxes and fees, except taxes based on SDRC's net worth, capital or net income shall be paid directly by the Customer, or if paid by SDRC, Customer will reimburse SDRC.

     2.4 In addition to the fees and costs, Customer shall reimburse SDRC pursuant to SDRC's then current standard policies for all travel and special or unusual out-of-pocket expenses incurred at Customer's specific request which are not set forth in the Licensed Software Designation Agreement.

3.   Timetable:

     While SDRC intends to use all reasonable efforts to provide the Services in accordance with the timetable set out in the Licensed Software Designation Agreement, it shall incur no liability whatsoever (whether in contract, negligence or otherwise) for any loss or damage resulting from delay however caused.

4.   Intellectual Property Rights:

     4.1 SDRC shall not be precluded in any way from developing, acquiring and/or marketing know-how, techniques or materials which may be similar to or competitive with know-how, techniques or materials delivered to Customer under this Agreement, provided that SDRC shall not utilize proprietary information disclosed to it by Customer in the marketing of such materials.

     4.2 In the event that the Services are to be provided by SDRC in connection with software programs and related documentation supplied by Customer in relation to which rights may be owned by third parties, Customer warrants and represents that:

          (i) Customer has all necessary permissions, express or otherwise, to enable the software programs and documentation to be copied or otherwise used by SDRC during the course of the Services;

          (ii) in providing the Services SDRC will not be infringing the rights of any third parties; and

          (iii) the disclosure or use of the software programs and documentation during the course of the Services will not involve the breach of any confidential or contractual relationship.

5.   Personnel:

     5.1 SDRC reserves the sole right to determine the allocation of SDRC personnel in providing the Services.

     5.2 Nothing herein shall prevent SDRC from assigning SDRC personnel, who are providing the Service to Customer under this Schedule, to perform services similar to the Services for other customers of SDRC or restrict SDRC in any other way in its use of SDRC personnel.

6.   Warranty:

     6.1 SDRC warrants that it will use reasonable care and skill in providing the Services.

     6.2 SDRC MAKES NO WARRANTY WITH RESPECT TO THE EQUIPMENT, MACHINERY, SYSTEMS AND/OR PRODUCTS DERIVED OR RESULTING HEREUNDER OR WITH RESPECT TO ANY EQUIPMENT, MACHINERY, SYSTEMS OR PRODUCTS OBTAINED BY SDRC IN THE PERFORMANCE OF ITS SERVICES AND DELIVERED OR CONVEYED TO CUSTOMER BY SDRC AND THE CUSTOMER ASSUMES ALL RISKS AND LIABILITY FOR THE RESULTS OBTAINED BY THE MANUFACTURE, USE OR IMPLEMENTATION OF THE SERVICES THAT ARE PROVIDED HEREIN, WHETHER USED SINGLY OR IN COMBINATION WITH OTHER DESIGNS OR PRODUCTS. THE ABOVE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED AND ALL SUCH WARRANTIES ARE HEREBY DISCLAIMED INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.   Liability:

     SDRC's liability in connection with the provision of Services hereunder shall be subject to Section 9 of the Standard Extended Term Software License Schedule or the Standard Annual Software License Schedule.

8.   Export:

     8.1 Customer acknowledges that the services, information, software and/or technology provided hereunder may be subject to export controls. Customer agrees that any services, information, software and/or technology provided hereunder will not be exported (or rexported from the country in which it is first installed), directly or indirectly, separately or as part of a system, without Customer, at its own costs, first obtaining all licenses from the United States Department of Commerce, United States Department of State or any other appropriate agency of the United States Government as may required by law.

     8.2 Customer acknowledges and agrees that it shall not use any services, information, software and/or technology provided hereunder in the design, development, production, stockpiling or use of missiles, or chemical or biological weapons nor shall it use any Licensed Program(s) for facilities which are intended to produce chemical weapons or chemical weapon precursors, unless a validated export license is obtained from the United States Department of Commerce where required.

     8.3 Customer further acknowledges and agrees that it shall not use any services, information, software and/or technology hereunder either directly or indirectly to design, develop, fabricate or test nuclear weapons or nuclear explosive devices or to design, construct, fabricate, operate or construct components for facilities: for the chemical processing of irradiated special nuclear or source material; for the production of heavy water, for the separation of isotopes of source and special nuclear material; or for the fabrication of nuclear reactor fuel containing plutonium unless a validated export license is obtained from the United States Department of Commerce where required.

9.   Hiring of SDRC Employees:

     Customer agrees that during the term of this agreement and for a period of one (1) year after the completion of the Service described in the Licensed Software Designation Agreement in Article 1 above, Customer shall not, except with the prior written consent of SDRC, offer any employment to any of SDRC's employees.

10.  General:

     10.1 Customer may not assign or otherwise transfer any of its obligations, rights or remedies under this Schedule and any such attempted assignment or transfer shall be null and void.

     10.2 The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder. This Schedule constitutes the entire terms and conditions between the parties with respect to the project covered in the Licensed Software Designation Agreement and supersedes all proposals, all previous negotiations and agreements, written or oral, express or implied, between the parties with respect to such project.

     10.3 The complete or partial invalidity or enforceability of any provision herein for any purpose shall in no way affect the validity or enforceability of such provision for any other purpose or the remaining provisions. Any such provision shall be deemed to be severed for that purpose subject to such consequential modification as may be necessary for the purpose of such severance.

     10.4 All notices required to be given hereunder shall be in writing. Notice shall be considered delivered and effective upon receipt when sent by registered or certified mail, return receipt requested, addressed to the parties set forth above. Either party, upon written notice to the other, may change any name or address to which future notice shall be sent.

     10.5 This Schedule shall be governed by, subject to and construed in accordance with the laws of the State of Ohio.

ISSC/ Clark Material Handling Company
Amendment #5 to Agreement for Systems Operations Services
--------------------------------------------------------------------------------

Clark Material Handling Company, having its principal place of business at 333 West Vine Street, Lexington, Kentucky 40507 "Clark") and Integrated Systems Solutions Corporation, a Delaware corporation, having its headquarters at 44 South Broadway, White Plains, New York 10601 ("ISSC"), agree that the following terms and conditions amend and/or supplement the Agreement for Systems Operations Services, dated March 2, 1992, between Clark and ISSC, (the "Amendment"). ISSC acknowledges that the Agreement was assigned by Clark Equipment Company to Clark Material Handling Company. This Amendment corrects, clarifies or changes those sections of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement, Amendments, and Schedules shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

The Term of this Amendment will begin as of the date it is executed by both Parties or upon commencement of any Services provided hereunder, whichever is first, and will run concurrently with the Agreement. Termination provisions of the Agreement apply to this Amendment, unless specifically amended herein.

Table of Contents
Section       Title                                                         Page
    1.0       Background and Objectives                                      1
    2.0       Definitions, Documents and Term                                1
    2.3       Associated Contract Documents                                  1
    3.0       Transition                                                     2
    3.7       Data Lines and Connections                                     2
    3.11      Data Network Management Transition                             2
    4.0       ISSC Responsibilities                                          2
    4.9       Operations, Support and Maintenance                            2
    4.10      Systems Management                                             3
    4.11      Disaster Recovery                                              3
    4.13      Help Desk                                                      3
    5.0       Clark Responsibilities                                         3
    5.5       Other Responsibilities                                         3

    6.0       Charges and Expenses                                           3
    6.1       Charges                                                        3
    6.2       Resource Charges and Credits                                   3
    6.4       Cost of Living Adjustment                                      4
    6.12      Print Services Transition Charge                               4
    7.0       Invoicing and Payment                                          4
    7.1       Annual Services Charge Invoices                                4
    7.2       ARC, RRC and COLA Invoices                                     4
    7.9       Print Services Transition Charge Invoices                      4
   10.0       Termination                                                    4
   10.2       Termination For Convenience                                    4
   17.0       General                                                        5

1.0 Background and Objectives

Add the following as paragraphs six and seven:

Clark has requested and ISSC has agreed to provide Clark's nightly batch printed output from the Data Center to the designated location within the Data Center for Clark's pickup as specified in this Amendment, ("Print Services").

Clark has also requested, effective July 1, 1995, to provide the microfiche, Data Network management and disaster recovery services specified in the Agreement. In addition. the Parties have evaluated Clark's strategic plans and business requirements and have agreed to adjust the Baselines, ARCs and RRCs, ("Business Assessment Adjustment"). Therefore, ISSC agrees to amend the Agreement to delete such services and adjust the Supplement and Schedules accordingly.


2.0 Definitions, Documents and Term


2.3 Associated Contract Documents

Add the following to Section 2.3(a):

a) A Supplement #8 ("Supplement") containing the Charges, Term, and other necessary information is a part of this Agreement. Supplement #8 amends, replaces and restates in its entirety all previous Supplements. All references to the Supplement contained in the Agreement, Schedules and any preceding Amendments shall be deemed to refer to Supplement #8.

In reference to Section 2.3(b)

Pursuant to this Amendment, copies of Supplement #8, Revision #2 of Schedules G, J and M, Revision #3 of Schedule I and Revision #4 of Schedules B and E are attached hereto.


                                  July 6, 1995
ISSC/Clark Confidential           Amendment #5                       Page 1 of 5

x) plan, design, operate, support, maintain and provide problem resolution for the logical and physical Data Network components between and including the host processor and the ISSC front end processor (FEP) to include all hardware and software (e.g, NCP and VTAM).

4.10 Systems Management

Delete the following Section 4.10(d):

d)   invoke the disaster recovery plan when appropriate; and

4.11 Disaster Recovery

Delete the following Section 4.11 in its entirety:

ISSC on an annual basis and in cooperation with Clark, will update and test a disaster recovery plan, as described in Schedule G.

ISSC will arrange for or provide a tested backup site ("Recovery Center") for use in the event of unanticipated interruption of data processing capability at the Data Center as described in Schedule G. If the Recovery Center is not available when a disaster is declared, recovery services will be provided at another recovery center or at an ISSC internal information processing facility capable of providing services equivalent to the Recovery Center.

In the event of a disaster, access to the Recovery Center or other recovery facilities may be on a shared, first-come-first-served basis with other subscribers also experiencing a disaster.

Within 90 days following the execution of this Amendment, ISSC and Clark will update the current Disaster Recovery Plan to include the CADAM applications. At Clark's option, additional CADAM communications resources not currently available (e.g., CADAM channel controllers, CSUs and incremental bandwidth) to provide disaster recovery services for such applications, as mutually agreed to by the Parties, will be the financial responsibility of Clark.

4.13 Help Desk

Replace Section 4.13 with the following:

ISSC will provide initial, single point-of-contact support to End Users, including Clark's dealers and other authorized agents, to assist them with problem determination, how-to questions, systems and Data Network status, problem recording and reporting, problem resolution, and changes which may affect them. ISSC will report the Data Network status to End Users calling the Help Desk based upon the status provided to ISSC by Clark (or its designate). Help desk support is more fully described in Schedule M.

ISSC shall provide Clark on-line access to Clark's problem management records ("PMRs") and such file shall be updated daily.

5.0 Clark Responsibilities

5.5 Other Responsibilities

Amend Section 5.5(f) as follows:

f) maintain responsibility for all printed output, other than the printed output for which ISSC assumes responsibility under this Amendment;

Add the following as Sections 5.5(w), 5.5(x), 5.5(y), 5.5(z), 5.5(a1), 5.5(b1)
and 5.5(c1):

w) maintain and provide to ISSC a listing of the reports and/or jobs to be printed at the Data Center;

x)   specify the number of each report and/or job to be printed by ISSC;

y)   define and execute the print jobs;

z) pickup the printed output at the designated location within the Data Center after 7:30AM, Monday through Saturday or at other designated times, as mutually agreed by the Parties;

a1)  maintain responsibility for all microfiche output and distribution;

b1) plan, design, operate, support, maintain and provide problem resolution for the logical and physical Data Network components except for that which ISSC maintains responsibility under this Amendment; and

c1) provide LAN/WAN administration and provide to ISSC the network addresses for host and ISSC FEP definitions.

6.0 Charges and Expenses

6.1 Charges

Add the following as paragraphs two, three  and  four:

Upon the Parties' execution of this Amendment or the commencement of Print Services, whichever is first, Clark agrees to pay ISSC the charge specified in the Supplement for the provision of the Print Services, (the "Annual Print Services Charge").

Effective July 1, 1995, ISSC agrees to adjust the charge specified in the Supplement for the deletion of the microfiche, Data Network management and disaster recovery services as well as the adjustment to the Baselines, ARCs and RRCs, (the "Business Assessment Adjustment").

All references to the Annual Services Charge contained in the Agreement, Supplement, Schedules and any previous Amendments shall be deemed to mean the sum of the charges:

1) reflected under the Annual Services Charge in the November 23, 1993 Supplement (hereinafter the "Initial Agreement Charge"); and

2) any charges or adjustments pursuant to this and any previous or future Amendments.

6.2  Resource Charges and Credits

Replace Section 6.2 with the following:

During the month following the Amendment Date, ISSC will review the quantity of Resource Units uti-


                                  July 6, 1995
ISSC/Clark Confidential           Amendment #5                       Page 3 of 5

17.0 General

The following is in addition to Section 17 of the Agreement:

In the event of any inconsistency in the terms of Agreement and the terms of this Amendment. the terms of this Amendment shall apply. As amended herein, the Agreement, the Supplement and all Schedules remain in full force and effect.


THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS, 2) THE SUPPLEMENT #8, 3) THE SCHEDULES, AND 4) THE MARCH 2, 1992 AGREEMENT. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.


Accepted by:                                 Accepted by:
Integrated Systems Solutions Corporation     Clark Material Handling Company

By  /s/ J.L. Granderson                   By /s/ Gerald M. Bull
    ------------------------------------    ------------------------------------
            Authorized Signature                     Authorized Signature

    J.L. Granderson              7/7/95     Gerald M. Bull                7/7/95
    ------------------------------------    ------------------------------------
     Name (Type or Print)         Date       Name (Type or Print)         Date





                                  July 6, 1995
ISSC/Clark Confidential           Amendment #5                       Page 5 of 5

ISSC / Clark Material Handling Company
Amendment to Agreement for Systems Operations Services
--------------------------------------------------------------------------------

Clark Material Handling Company, having its principal place of business at 333 West Vine Street, Lexington, Kentucky 40507 ("Clark") and Integrated Systems Solutions Corporation, a Delaware corporation, having its headquarters at 560 White Plains Road, Tarrytown, New York 10591 ("ISSC"), agree that the following terms and conditions amend and/or supplement the Agreement for Systems Operations Services, dated March 2, 1992, between Clark and ISSC (the "Amendment"). ISSC acknowledges that the Agreement was assigned by Clark Equipment Company to Clark Material Handling Company. This Amendment corrects, clarifies or changes those sections of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement, Amendments, and Schedules shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

The Term of this Amendment will begin as of the date it is executed by both Parties and will run concurrently with the Agreement. Termination provisions of the Agreement apply to this Amendment, unless specifically amended herein.

Table of Contents
Section       Title                                                       Page
    1.0        Background and Objectives                                    1
    2.0        Definitions, Documents and Term                              1
    2.3        Associated Contract Documents                                1
    3.0        Transition                                                   1
    3.7        Data Lines and Connections                                   1
    3.10       CADAM Transition                                             2
    4.0        ISSC Responsibilities                                        2
    4.6        Additional Machines                                          2
    4.9        Operations, Support and Maintenance                          2
    4.11       Disaster Recovery                                            2



    4.16       CADAM Software                                               2
    5.0        Clark Responsibilities                                       2
    5.5        Other Responsibilities
    6.0        Charges and Expenses                                         2
    6.11       CADAM Charges                                                2
    7.0        Invoicing and Payment                                        2
    7.8        CADAM Invoices                                               2
   10.0        Termination                                                  3
   10.8        CADAM Termination                                            3
   17.0        General                                                      3

1.0 Background and Objectives

Add the following as paragraphs four and five:

Clark desires that ISSC assume responsibility for operations and systems support of Clark's Computer Augmented Design and Manufacturing ("CADAM") applications.


This Amendment documents the terms and conditions under which ISSC will provide such Services to Clark.

2.0 Definitions, Documents and Term

2.3 Associated Contract Documents

Replace Section 2.3(a) with the following:

a) A Supplement #4 ("Supplement") containing the Charges, Term, and other necessary information is a part of this Agreement. Supplement #4 amends, replaces and restates in its entirety all previous Supplements. All references to the Supplement contained in the Agreement and any preceding Amendments shall be deemed to refer to Supplement #4.


Note:

In reference to Section 2.3(b) and pursuant to this Amendment, copies of Supplement #4, Revision #1 of Schedules D and K, Revision #2 of Schedules A and B, and Revision #3 of Schedule E are attached hereto. The graphic representation, provided by ISSC to Clark, of the communications network requirements for the CADAM applications added under this Amendment is included herein and will become an attachment to the next revision of Schedule 1. Such revision will be completed by no later than 30 days following the completion of the migration of the CADAM applications to the Data Center and an updated copy will be distributed to the Parties.

3.0 Transition

3.7 Data Lines and Connections

Add the following as paragraph six:

Clark will assume all financial responsibility for the provision of the data lines required to connect and support CADAM applications at the Clark locations. ISSC will provide, at ISSC's expense, the necessary


                                  July 14,1993
ISSC/Clark Confidential           Amendment #4                       Page 1 of 3

     1) for the CADAM Transition Charge in twelve monthly installments beginning in January 1994.

     2) monthly for the CADAM Support Charge throughout the remainder of the Term, subject to Section 3.11 of Schedule E; and

     3) monthly for the CADAM Software Charge throughout the remainder of the term.

b) Following the execution of this Amendment, ISSC will invoice Clark monthly for 36 months for the CADAM Equipment Charge.

ISSC will pursue reductions in the charges related to the CADAM Software (i.e., license fees) and, if any such reductions are obtained, will adjust the CADAM Software Charge to Clark in an amount equal to the costs savings realized by ISSC.

10.0 Termination

10.8 CADAM Termination

Add the following as Section 10.8:

a)   CADAM Transition Charge

     The CADAM Transition Charge must be paid in full and is not subject to the termination provisions under the Agreement.

b)   CADAM Support Charge

     Upon 90 days prior written notice to ISSC, Clark may terminate CADAM support and the CADAM Support Charge therefor.

c)   CADAM Software Charge

     Upon 90 days prior written notice to ISSC, Clark may terminate CADAM Software services and the CADAM Software Charge therefor.

d)   CADAM Equipment Charge

     The CADAM Equipment Charge must be paid in full and is not subject to the termination provisions under the Agreement.

ISSC will provide termination assistance to Clark for CADAM applications subject to the provisions of Section 10.6 of the Agreement.

17.0 General

The following is in addition to Section 17 of the Agreement:

In the event of any inconsistency in the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall apply. As amended herein, the Agreement, the Supplement #4 and all Schedules remain in full force and effect.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS, 2) THE SUPPLEMENT #4, 3) THE SCHEDULES, AND 4) THE MARCH 2, 1992 AGREEMENT. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.



Accepted by:                                 Accepted by:
Integrated Systems Solutions Corporation     Clark Material Handling Company

By  /s/ J.L. Granderson                   By /s/ Carl E. Boyer
    ------------------------------------    ------------------------------------
            Authorized Signature                     Authorized Signature

    J.L. Granderson             7/15/93     Carl E. Boyer                7/15/93
    ------------------------------------    ------------------------------------
     Name (Type or Print)         Date       Name (Type or Print)         Date




                                  July 14,1993
ISSC/Clark Confidential           Amendment #4                       Page 3 of 3

ISSC / Clark Material Handling Company
Amendment to Agreement for Systems Operations Services

Clark Material Handling Company, having its principal place of business at 333 West Vine Street, Lexington, Kentucky 40507 ("Clark") and Integrated Systems Solutions Corporation, a Delaware corporation, having its headquarters at 560 White Plains Road, Tarrytown, New York 10591 ("ISSC"), agree that the following terms and conditions amend and/or supplement the Agreement for Systems Operations Services, dated March 2, 1992, between Clark and ISSC (the "Amendment"). ISSC acknowledges that the Agreement was assigned by Clark Equipment Company to Clark Material Handling Company. This Amendment corrects, clarifies or changes those sections of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement, Amendments, and Schedules shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

The Term of this Amendment will begin as of the date it is executed by both Parties and will run concurrently with the Agreement. Termination provisions of the Agreement apply to this Amendment.

Table of Contents

  Section     Title                                                     Page

   2           Definitions, Documents and Term                             1
   2.1         Definitions                                                 1
   2.3         Associated Contract Documents                               1
   2.5         Term                                                        1
  17           General                                                     1


2. Definitions, Documents and Term


2.1 Definitions

Section 2.1(u) is amended to read as follows:

u)   "Amendment Date" means June 1, 1993.

2.3 Associated Contract Documents

Replace Section 2.3(a) with the following:

a) A Supplement #3 ("Supplement") containing the Charges, Term, and other necessary information is a part of this Agreement. Supplement #3 amends, replaces and restates in its entirety all previous Supplements. All references to the Supplement contained in the Agreement and any preceding Amendments shall be deemed to refer to Supplement #3.

2.5 Term

Replace Section 2.5 with the following:

The Term of this Amendment will begin as of 12:01 am on June 1, 1993 and will end as of 12:00 midnight on May 31, 2003, unless earlier terminated or extended in accordance with this Agreement (the "Term"). This Amendment extends the Term of the Agreement by five years, eleven months and ten days.

Note:

The above is reflected in Supplement #3, a copy of which is attached hereto.

17. General

The following is in addition to Section 17 of the Agreement:

In the event of any inconsistency in the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall apply. As amended herein, the Agreement, the Supplement #3 and all Schedules remain in full force and effect.


                                  May 10,1993
ISSC/Clark Confidential           Amendment #3                       Page 1 of 2

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


Accepted by:                                 Accepted by:
Integrated Systems Solutions Corporation     Clark Material Handling Company

By  /s/ Jerry L. Granderson               By /s/ Thomas G. McLouglin
    ------------------------------------    ------------------------------------
            Authorized Signature                     Authorized Signature

    Jerry L. Granderson          5/11/93     Thomas G. McLouglin         5/11/93
    ------------------------------------    ------------------------------------
     Name (Type or Print)         Date       Name (Type or Print)         Date

     Project Executive                       Dir, Info Systems



                                  May 10,1993
ISSC/Clark Confidential           Amendment #3                       Page 2 of 2

ISSC / Clark Material Handling Company


Amendment to Agreement for Systems Operations Services

Clark Material Handling Company, having its principal place of business at 333 West Vine Street, Lexington, Kentucky 40507 ("Clark") and Integrated Systems Solutions Corporation, a Delaware corporation, having its headquarters at 550 White Plains Road, Tarrytown, New York 10591 ("ISSC"), agree that the following terms and conditions amend and/or supplement the Agreement for Systems Operations Services, dated March 2, 1992, between Clark and ISSC (the "Amendment"). ISSC acknowledges that the Agreement was assigned by Clark Equipment Company to Clark Material Handling Company. This Amendment corrects, clarifies or changes those sections of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement, Amendments, and Schedules shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

The Term of this Amendment will begin as of the date it is executed by both Parties and will run concurrenty with the Agreement. Termination provisions of the Agreement apply to this Amendment.

Table of Contents

Section       Title                                                       Page

    2          Definitions, Documents and Term                              1
    2.1        Definitions                                                  1
    2.2        Services Environments                                        1
    2.3        Associated Contract Documents                                1
    2.5        Term                                                         2
    2.6        Renewal and Expiration                                       2
    3          Transition                                                   2
    3.7        Data Lines and Connections                                   2
    3.9        Staff                                                        2
    4          ISSC Responsibilities                                        2
    4.9        Operations, Support and Maintenance                          2
    4.13       Help Desk                                                    2
    5          Clark Responsibilities                                       3
    5.5        Other Responsibilities                                       3


    6          Charges and Expenses                                         3
    6.2        Resource Charges and Credits                                 3
    6.3        Excluded Resources                                           3
    6.4        Cost of Living Adjustment                                    3
    6.8        Extraordinary RU Decrease                                    3
    6.10       Alternative Technology                                       3
    7          Invoicing and Payment                                        4
    7.2        ARC, RRC and COLA Invoices                                   4
   10          Termination                                                  4
   10.1        Termination Upon Acquisition                                 4
   12          Warranty                                                     4
   12.6        Claims                                                       4
   17          General                                                      4

2. Definitions, Documents and Term

2.1 Definitions

Replace Section 2.1(h) with the following:

h) "End User Machines" means all workstations, terminals, printers, LAN servers and associated peripheral equipment used by End Users and located at End User Locations.

Add The following as Section 2.1(u):

u)   "Amendment Date" means April 1, 1993

2.2 Services Environments

Replace Section 2.2(c) and Section 2.2(d) with the following:

c) The "Data Network" consists or all machines, associated attachments, features and accessories, Software, data lines and cabling used to connect and transmit data for the Data Center and Clark End User Locations to which Clark is connected as of the Commencement Date, including, but not limited to, communication controllers, multiplexors, lines, modems/DSUs and other network components, but does not include PBXs and any devices used exclusively for Voice Communications or End User Machines.

d) The "End User Locations" consist of those locations in which End Users, End User Machines, equipment and associated software are located, which locations are facilities or floors in facilities outside the Data Center.

2.3 Associated Contract Documents

Replace Section 2.3 with the following

a) A Supplement #2 ("Supplement") containing the Charges, Term, and other necessary information is a part of this Agreement. Supplement #2 amends, replaces and restates in its entirety all previous Supplements. All references to the Supplement contained in the Agreement and any preceding Amendments shall be deemed to refer to Supplement #2.

b) Schedules A through Q are also part of this Agreement, and will be updated by mutual written agreement of the Parties as necessary


                                 April 27,1993
ISSC/Clark Confidential           Amendment #2                       Page 1 of 5
     or appropriate during the term of this Agreement.

Note:

Pursuant to this Amendment, copies of Supplement #2, Revision #1 of the Table of Schedules, Revision #2 of Schedule E, Revision #1 of Schedules I, J and M, and new Schedules P and Q are attached hereto.

2.5 Term

Replace Section 2.5 with the following:

The Term of this Amendment will begin as of 12:01 am on April 1, 1993 and will end as of 12:00 midnight on March 31, 2003, unless earlier terminated or extended in accordance with this Agreement (the "Term"). This Amendment extends the Term of the Agreement by five years, nine months and one week.

Note:

The above is reflected in Supplement #2.

2.6 Renewal and Expiration

Replace Section 2.6(a) with the following:

a) Extending the Term of the Agreement for an additional five years at the charges, terms, conditions and Resource Baselines in effect for Clark in the tenth year of this Agreement; or

3. Transition

3.7  Data Lines and Connections

Add the following as paragraph five to Section 3.7:

ISSC will assume all financial, including all cash and expense connected thereof, and administrative responsibility for relocating the Data Network communication lines from 333 West Vine Street, Lexington, Kentucky (The "Clark Facility") to the Data Center, such relocation to be completed by no later than March 31, 1994. In the interim, ISSC will manage the Data Network remotely. Clark will designate a person who, during normal business hours, will monitor the Data Network equipment located at the Clark Facility on a regular and as needed basis and provide to ISSC the input reasonably required for problem analysis and problem determination in the event of Data Network component failure. ISSC will monitor such equipment during off-shift hours and Clark will provide ISSC with access to the Clark Facility, as reasonably required.

3.9 Staff

Add the following as Section 3.9:

a) By no later than 30 days after the execution of this Amendment, ISSC or its subcontractors will consider those Clark employees listed on Schedule P (the "Affected Employees") for employment with ISSC or its subcontractors. ISSC or its subcontractors will be solely responsible for making any hiring decisions regarding the Affected Employees.

b) ISSC or its subcontractors will hire those Affected Employees receiving offers who:

     1)   are employed by Clark as of the date the offer is made.

     2) meet ISSC's or its subcontractors' customary preemployment screening procedures for health, drug and background criteria: and

     3) accept the offer of employment from ISSC or its subcontractors within ten days from the date the offer is made.

c) Any Affected Employee remaining on Clark's payroll shall perform their duties under the direction and control of Clark and will be treated as a Clark employee for all purposes;

d)   Each offer of employment to an Affected Employee shall include:

     1) an initial base salary not less than the base salary each such Affected Employee currently receives from Clark;

     2) the benefits package available to similarly situated ISSC or subcontractor employees; and

     3)   a minimum employment period of one year.

4. ISSC Responsibilities

4.9 Operations, Support and Maintenance

Add the following as Sections 4.9 (k), (l), (m), (n), (o), (p) and (q):

k) manage The Data Network, including the WAN Network, the LAN Network and the 3270 Terminal Network, as set forth in Schedule 1, and provide problem diagnosis and coordination of vendor services to ensure problem resolution;

l) annually review Clark's Data Network facilities and services and recommend appropriate changes for keeping the Data Network at a current level of technology;

m) provide advice related to the implementation of new Data Network components;

n) manage connectivity for new installations, including the Dealer Network, of session establishment between an End User and a Clark approved application;

o) provide, on an annual basis, a mutually agreed upon listing of additional ISSC services available to Clark, including the price of each individual service;

p) perform Envoy administrative functions, including, but not limited to, the following:

     1) initiating new Envoy mailboxes to include phone assistance, through the help desk, to aid new Envoy users during initial start-up;

     2)   updating Envoy directories;

     3)   managing and performing the weekly Envoy user's directory exchange;
          and

     4) providing data, by the tenth business day of each month, to support Clark's Envoy billing functions and assist Clark with Envoy users' inquiries to the extent that such inquiries pertain to the billing data provided by ISSC.

                                 April 27,1993
ISSC/Clark Confidential           Amendment #2                       Page 2 of 5

q) update the soft copy of the Envoy User's Guide, as appropriate, and deliver one revised hard copy annually to a designated Clark employee for distribution to Clark's dealers;

r) provide formal training classes for Envoy users, upon Clark's request and at an additional price to be determined by ISSC at the time of such request, and

s)   manage the Data Network by:

     1) providing alert monitoring, trouble analysis (first and second level) and problem resolution;

     2)   actively monitoring Data Network components;

     3)   placing service calls to vendors to perform corrective maintenance;
          and

     4) managing problems to resolution including escalating all problems that impact Clark's business operations in accordance with established procedures as defined in the Procedures Manual;


     collectively, the above constitutes the "Network Control Center."


4.13 Help Desk

Replace Section 4.13 with the following:

ISSC will provide initial, single point-of-contact support to End Users, including Clark's dealers and other authorized agents, to assist them with problem determination, how-to questions, systems and Data Network status, problem recording and reporting, problem resolution, and changes which may affect them. Help desk support is more fully described in Schedule M.

ISSC shall provide Clark on-line access to Clark's problem management records ("PMRs") and such file shall be updated daily.

5. Clark Responsibilities

5.5 Other Responsibilities

Replace Sections 5.5(p) and 5.5(r) with the following:

p)   maintain responsibility for voice communications;

r) provide ISSC with reasonable prior notice regarding any planned changes by Clark to the Data Network or Envoy billing;

s) provide a Procedures Manual update detailing the functions necessary for ISSC to perform and support Envoy; and

t)   provide formal training classes for Envoy users.

6. Charges and Expenses


6.2 Resource Charges and Credits

Replace Section 6.2 with the following:

During the month following the Amendment Date, ISSC will review the quantity of Resource Units utilized by Clark and calculate Additional Resource Charges
(ARCs) and/or Reduced Resource Credits (RRCs), as applicable, per Section 1.3 of Revision #1 of Schedule J.

Commencing on or about January 1, 1994 and semiannually thereafter, ISSC will review the quantity of Resource Units utilized by Clark during the preceding period and calculate Additional Resource Charges (ARCs) and/or Reduced Resource Credits (RRCs).

The Resource Unit categories, Resource Baselines, ARC Rates and RRC Rates are described in Revision #1 of Schedule J and specified in the Supplement.

6.3 Excluded Resources

Replace Section 6.3 with the following:

In determining the amount of Resource Units used to provide the Services, ISSC shall exclude:

a) resources used for systems overhead as determined by the resource measurement methodology specified in Schedule J;

b)   resources used by ISSC to monitor or measure the amount of resources used;

c)   resources used by ISSC to perform ISSC billing functions;

d)   resources used to perform reruns resulting from the fault of ISSC;

e)   resources used by ISSC to manage and tune Systems Software;

f)   resources used by ISSC to upgrade, test or alter Systems Software;

g)   resources used to monitor and manage the Data Network; and

h)   such other exclusions as detailed in Schedule J.

6.4 Cost of Living Adjustment

Replace Section 6.4 with The following

The Annual Services Charge and the ARC Rates include protection against inflation at a rate of up to and including 3.0 percent per year compounded annually starting with the CPI-U for December 1992 as the base year ("Protection Index"). Clark agrees to pay ISSC a Cost of Living Adjustment ("COLA") beginning 12 months after the Amendment Date if actual cumulative inflation exceeds the Protection Index.

The Parties agree to use the Consumer Price Index, as published by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers, U.S. City Average, All Items, 1982-84 = 100 ("CPI-U") for purposes of calculating actual inflation.

The COLA will be calculated using the COLA factor specified below. The COLA is payable on a prospective basis, i.e., the Annual Services Charge and net ARCs/RRCs payable by Clark for the subsequent calendar year will be surcharged by the factor as determined below, if such factor is in excess of zero. The COLA factor will be determined as soon as practicable after the end of each calendar year. The COLA factor is:


     [(Actual Inflation - Protected Inflation) /  Base Year) x .50

    where:



                                 April 27,1993
ISSC/Clark Confidential           Amendment #2                       Page 3 of 5

Actual Inflation    =    CPI-U for the December preceding the year
                         for which COLA is being calculated,

Protected Inflation =    the Protection Index for the year preceding  the year
                         for which COLA is being, calculated (specified on the Supplement), and

Base Year           =    CPI-U for December of the year previous  to the
                         Amendment Date

In the event the Bureau or Labor Statistics stops publishing the CPI-U or substantially changes its content and format, the Parties will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, the Parties will continue to use the CPI-U, but will convert the Protection Index to the new base year by using an appropriate conversion formula.

6.8 Extraordinary RU Decrease

Replace Section 6.8 with the following:

In the event Clark experiences a long term reduction (minimum of three months with such reduction anticipated to continue through the foreseeable future) in the amount or CPU resources used to process the work of Clark and its Affiliates and

a) the reduced CPU usage is not a result of assigning Services provided under this Agreement to another outsourcing vendor, and

b) such reduction is not less than 35 percent of the CPU Original Baseline then:

     1) the amount or the Annual Services Charge payable to ISSC pursuant to this Section will thereupon be lowered by the amount by which ISSC's actual and direct expenses for performing hereunder are decreased as a result or such change; and

     2) the applicable Resource Baselines and ARC/RRC Rates will be equitably adjusted to reflect the reduced resource utilization at that time.

The reduction of the Annual Services Charge, Resource Baselines and ARC/RRC Rates, if any, will be retroactive to the beginning of the three month period referenced above.

6.10 Alternative Technology

Add the following as Section 6.10:

In the event that anytime during the Term of this Agreement and any renewal periods Clark elects to migrate a significant portion (10% or more of the Original Baseline quantity for CPU minutes) or the host based applications and processing provided under this Agreement to an alternative technology (e.g., client server) and ISSC is selected as the supplier of such alternative technology solution, then, ISSC will reprice the Services, upon Clark's notification that the migration is complete, at the reduced resource usage levels using the then current pricing methodology or the pricing methodology used to price the resources being delivered under this Amendment #2, whichever is most beneficial to Clark.

Clark may provide up lo a maximum of 15% of the resources required to implement the new solution subject to the following exclusions:

a) Clark may use any Clark or Clark Affiliate resource(s) (software, hardware or personnel) that is owned, leased, licensed or on Clark s payroll as or the Amendment date and the value of such resource(s) will not be counted toward the 15% limitation referenced above;

b) Clark may use any Clark or Clark Affiliate resource(s) (software, hardware or personnel) that is owned, leased, licensed or on Clark's payroll more than 24 months prior to selecting ISSC as the solutions provider and the value or such resource(s) will not be counted toward the 15% limitation referenced above; and

c) Software function(s) owned or licensed by Clark or Clark Affiliate and existing as or the Amendment Date or more than 24 months prior to selecting ISSC as the solutions provider which can be migrated from the host environment to the Alternative Technology platform may be included in the solution and the value of such software function(s) will not be counted toward the 15% limitation referenced above.

     Should Clark decide to provide the services internally or select another vendor to provide the services, then the credit for reduction in resources would be subject to other applicable provisions of the Agreement.

7. Invoicing and Payment

7.2 ARC, RRC and COLA Invoices

Replace  Section  7.2  with the  following:

In the first month following the Amendment Date and each January and July thereafter, ISSC will invoice Clark for ARCs or RRCs, if any, pursuant to
Section 1.3 of Revision # 1 of Schedule J. ISSC will invoice Clark for COLA starting on the first anniversary of the Amendment Date and monthly thereafter in accordance with Section 6.4.

10. Termination

10.1 Termination Upon Acquisition

Replace Section 10.1 with the following:

If substantially all of the business or assets of Clark Material Handling Company is sold to, acquired by or merged into another entity or person and the acquiring or other entity or person elects not to adopt or continue this Agreement, Clark, the acquiring or other entity or person, may terminate this Agreement within one year following such acquisition if

a)   the merger, acquisition or sale is completed, and

b) there has been a minimum of one year's written notification prior to the effective date of termination to ISSC and


                                 April 27,1993
ISSC/Clark Confidential           Amendment #2                       Page 4 of 5

c) Clark pays the termination charges to ISSC specified under Termination Upon Acquisition in the Supplement.

Any termination charge will be prorated for the month of termination.

12. Warranty

12.6 Claims

Add the following as Section 12.6:

Clark warrants it has no knowledge and that it has not received notice of any actual or threatened claim or action by, on behalf of or related to, any of the Affected Employees, including, but not limited to, claims arising under the Occupational Safety and Health Administration, Equal Employment Opportunity Commission, National Labor Relations Board or Fair Labor Standards Act, or other applicable state or local laws or regulations, except as claims or actions are identified in Schedule Q.

17. General

The following is in addition to Section 17 of the Agreement:

In the event of any inconsistency in the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall apply. As amended herein, the Agreement, the Supplement #2 and all Schedules remain in full force and effect.

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


Accepted by:                                 Accepted by:
Integrated Systems Solutions Corporation     Clark material Handling Company

By  /s/ Jerry L. Granderson               By /s/ James B. Bennett III
    ------------------------------------    ------------------------------------
            Authorized Signature                     Authorized Signature

    Jerry L. Granderson           5/3/93     James B. Bennett III        4/30/93
    ------------------------------------    ------------------------------------
     Name (Type or Print)         Date       Name (Type or Print)         Date

     Project Executive



                                 April 27,1993
ISSC/Clark Confidential           Amendment #2                       Page 5 of 5

ISSC / Clark Material Handling Company
Amendment to Agreement for Systems Operations Services
--------------------------------------------------------------------------------

Clark Material Handling Company, a business unit of TEREX CORPORATION, a corporation having a place of business at 333 West Vine Street, Lexington, Kentucky 40507 ("Clark") and Integrated Systems Solutions Corporation, a wholly owned IBM subsidiary, having its headquarters at 560 White Plains Road, Tarrytown, New York 10591 ("ISSC"), agree that the following terms and conditions amend and/or supplement the Agreement for System Operations Services, dated March 2, 1992, between Clark and ISSC (the "Amendment"). This Amendment changes the section(s) of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement, Amendments, and Schedules shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

The Term of this Amendment will begin as of the date it is executed by both Parties and will run concurrently with the Agreement. Termination provisions of the Agreement apply to this Amendment. Termination of this Amendment may only be effected through termination of the Agreement, as amended.

Table of Contents

Section       Title                                                      Page

   2           Definitions, Documents and Term                              1
   2.1         Definitions                                                  1
   2.5         Term                                                         1


   3           Transition                                                   1
   3.1         Overview                                                     1
  17           General                                                      1



2. Definitions, Documents and Term

2.1 Definitions

Section 2.1(i) is amended to read:

i) "Implementation Date" means June 22, 1992.

2.5 Term

Section 2.5 is amended to read:

The Term of this Agreement will begin at of 12:01 a m. on the Commencement Date and will end as of 12:00 midnight on June 21, 1997 unless earlier terminated or extended in accordance with this Agreement (the "Term" ).

Note:

The above is reflected in Revision #1 of the Supplement attached hereto.

3. Transition

3.1 Overview

Paragraph one of Section 3.1 is amended to read:

There will be a transition period beginning on the Commencement Date and continuing through no later than June 22, 1992 (the "Transition Period"). The Transition Period may be extended with mutual agreement of the Parties. During the Transition Period, the Parties will commence and complete a phased transition of the Services from the Clark Data Center to the Data Center.

17. General

The following is in addition to Section 17 of the Agreement:

In the event of any inconsistency between the terms of the Agreement, its Amendments and the terms of this Amendment, the terms of this Amendment shall apply.


                                October 9, 1993
ISSC/Clark Confidential           Amendment #1                       Page 1 of 2

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS 2) THE SUPPLEMENT,
3) THE SCHEDULES, AND 4) THE MARCH 2, 1992 AGREEMENT. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.



Accepted by:                              Accepted by:
Integrated Systems Solutions Corporation  Clark Material Handling Company
                                          (a business unit of TEREX CORPORATION)


By  /s/ J. L. Granderson                  By /s/ T. McLouglin
    ------------------------------------    ------------------------------------
            Authorized Signature                     Authorized Signature

    J. L. Granderson            12/14/92     T. McLouglin              12/11/92
    ------------------------------------    ------------------------------------
     Name (Type or Print)         Date       Name (Type or Print)         Date



                                October 9, 1992
ISSC/Clark Confidential           Amendment #1                       Page 2 of 2